EXHIBIT 10.1 STOCK AND WARRANT PURCHASE AGREEMENT

                      STOCK AND WARRANT PURCHASE AGREEMENT

      THIS STOCK AND WARRANT PURCHASE AGREEMENT (this "Agreement") is made this 31st day of December 1997 by and among Repligen Corporation, a Delaware corporation (the "Company"), and the several investors named in the attached
Schedule I (individually an "Investor" and collectively the "Investors").

      WHEREAS, the Company desires to issue and sell to the Investors, and the Investors desire to acquire (i) an aggregate of 2,000,000 shares (the "Shares") of the Company's Common Stock, par value $.01 per share ("Common Stock"), and
(ii) warrants (the "Warrants") representing the right to purchase an aggregate of 750,000 shares (the "Warrant Shares") of Common Stock at a price per share of $1.50, substantially in the form attached hereto as Exhibit A;

      WHEREAS, the Company and the Investors desire to set forth certain matters to which they have agreed relating to the Shares and the Warrants;

      NOW, THEREFORE, in consideration of the premises and the mutual covenants contained in this Agreement, the parties agree as follows:

                      ARTICLE I -- ISSUANCE OF SECURITIES; CLOSING

      SECTION 1.1 Authorization of Shares and Warrants. Subject to the terms and conditions of this Agreement, the Company has authorized the issuance of the Shares and Warrants pursuant to this Agreement.

      SECTION 1.2 Purchase and Sale of Shares and Warrants. Subject to the terms and conditions of this Agreement and in reliance upon the representations and warranties of the Company contained herein, each Investor agrees to purchase from the Company, and the Company agrees to sell to each Investor, on the Closing Date (as hereinafter defined) the number of Shares and Warrants to purchase the number of Warrant Shares set forth opposite such Investor's name on
Schedule I.

      SECTION 1.3 Closing. Subject to the satisfaction of the conditions set forth in Articles IV and V hereof, the closing of the purchase and sale of the Shares and Warrants (the "Closing") shall take place at a place and time (the "Closing Date") mutually agreed by the Company and the Investors, but in any event no later than December 31, 1997. At the Closing, the Company shall deliver to each Investor (i) one or more stock certificates registered in the name of such Investor representing the number of Shares set forth opposite such Investor's name on Schedule I under the heading "Number of Shares", and (ii) a Warrant to purchase the number of Warrant Shares set forth opposite such Investor's name on Schedule I under the heading "Number of Warrant Shares" registered in the name of such Investor, against payment to the Company by such Investor by wire transfer of immediately available funds of the purchase price therefor set forth opposite the name of such Investor on Schedule I under the heading "Aggregate Purchase Price".

      SECTION 1.4 Allocation of Purchase Price. The Company and the Investors, having adverse interests and as a result of arm's length bargaining, agree that
(i) neither the Investors nor any affiliates of the Investors has rendered or has agreed to render any services to the Company in connection with this Agreement or the issuance of the Shares and the Warrants; (ii) the Warrants are not being issued as compensation; and (iii) for the purpose, and within the meaning, of Section 1273(c)(2) of the Internal Revenue Code of 1986, as amended (the "Code"), the issue price of the Shares is $0.9625 per Share and the


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

issue price for the Warrants is $0.10 per Warrant Share. The Company and the Investors acknowledge that this allocation is based on the relative fair market values of the Shares and the Warrants. The Company and the Investors recognize that this Agreement determines the original issue discount to be taken into account by the Company and the Investors for federal income tax purposes on the Shares and they agree to adhere to this Agreement for such purposes.

                  ARTICLE II -- REPRESENTATIONS AND WARRANTIES
                                 OF THE COMPANY

      The Company hereby represents and warrants to each Investor that, as of the date of this Agreement, the following are true and correct:

      SECTION 2.1 Organization and Standing of the Company. The Company is a corporation duly organized, validly existing, and in good standing under the laws of the State of Delaware. The Company has full corporate power and authority to enter into, deliver, and perform its obligations and undertakings under this Agreement and the Warrants. The Company is duly authorized to conduct business and is in good standing under the laws of each jurisdiction where such qualification is required, except where the lack of such qualification would not have a material adverse effect on the business, financial condition, operations, results of operations, or future prospects of the Company. The Company has full corporate power and authority to carry on the business in which it is engaged and to own and use the properties owned and used by it.

      SECTION 2.2 Capitalization. The Company's entire authorized capital stock consists of 30,000,000 shares of Common Stock, and 5,000,000 shares of Preferred Stock, $.01 par value per share (the "Preferred Stock"). As of September 30, 1997, there were outstanding 16,001,785 shares of Common Stock and no shares of Preferred Stock. All such outstanding shares are validly issued, fully paid, and non-assessable. Other than as indicated in the SEC Reports (as hereinafter defined), the Company does not have outstanding any option, warrant, purchase right, subscription right, stock appreciation right, phantom stock right, profit participation right, agreement, or other commitment to issue or to acquire any shares of its capital stock, or any securities or obligations convertible into or exchangeable for its capital stock, and the Company has not given any person any right to acquire from the Company or sell to the Company any shares of its capital stock. There are no voting trusts, proxies, or other agreements or understandings with respect to the voting of the capital stock of the Company.

      SECTION 2.3 Validity of this Agreement and Warrants. The execution and delivery by the Company of this Agreement and the Warrants and the performance by the Company of its obligations hereunder and thereunder, and the issue, sale, and delivery of the Shares, the Warrants and, upon exercise of the Warrants, the Warrant Shares, have been duly authorized and approved by all necessary corporate action. This Agreement has been duly executed and delivered by the Company and constitutes a valid and binding obligation of the Company, enforceable in accordance with its terms. The Warrants, when executed and delivered in accordance with this Agreement, will constitute the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with their terms. The execution and delivery by the Company of this Agreement and the Warrants and the performance by the Company of its obligations hereunder and thereunder, the issuance, sale, and delivery of the Shares, the Warrants and, upon exercise of the Warrants, the Warrant Shares, will not (i) conflict with, or result in, any breach of any of the terms of, or constitute a default under, the Certificate of Incorporation or By-Laws of the Company; or
(ii) conflict with, result in a breach of, constitute a default under, result in the acceleration of, create in any party the right to


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

accelerate, terminate, modify, or cancel or require any notice under any agreement, instrument, covenant, or other restriction or arrangement to which the Company is a party or by which it or any of its properties or assets is bound.

      SECTION 2.4 Governmental Consent, etc. Except for filings, consents, permits, approvals, and authorizations, which will be obtained by the Company prior to the Closing and which are set forth in Schedule 2.4, no consent, approval, authorization, or other order of, action by, filing with, or notification to any governmental authority is required under existing law or regulation in connection with the execution, delivery, and performance of the Agreement or the Warrants, or the offer, issue, sale or delivery of the Shares and the Warrants pursuant to the Agreement, or the Warrant Shares issued upon exercise of the Warrants, or the consummation of any other transactions contemplated thereby.

      SECTION 2.5 Valid Issuance of Shares, Warrants and Warrant Shares. When issued and delivered against payment therefor in accordance with the terms and conditions of this Agreement, the Shares shall be (i) duly authorized and validly issued, fully paid and non-assessable and (ii) not subject to any preemptive rights, liens, claims or encumbrances, or other restrictions on transfer or other agreements or understandings with respect in the voting of the Common Stock. The Warrants, when issued and delivered against payment therefor in accordance with the terms and conditions of this Agreement, shall be free and clear of all liens, charges, restrictions and encumbrances imposed by or through the Company except as set forth in the Warrants. The Warrant Shares have been duly authorized and, when issued in accordance with the terms of the Warrants, will be (X) duly authorized and validly issued, fully paid and non-assessable and (Y) not subject to any preemptive rights, liens, claims or encumbrances, or other restrictions on transfer or other agreements or understandings with respect in the voting of the Common Stock. The Warrant Shares have been duly reserved for issuance upon exercise of the Warrants.

      SECTION 2.6 Financial Statements. The Common Stock is registered pursuant to Section 12(g) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Copies of all reports filed by the Company with the United States Securities and Exchange Commission (the "Commission") pursuant to the Exchange Act during the period from March 31, 1997 to the date of this Agreement (the "SEC Reports") have been furnished to the Investors. The audited financial statements of the Company contained in the Company's Annual Report on Form 10-K for the year ended March 31, 1997, including the notes relating thereto, disclose all material liabilities of the Company as of the date thereof. Such financial statements, including the notes relating thereto, have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved. Said financial statements and related notes fairly present the financial position and the results of operations and cash flow of Company as of the respective dates thereof and for the periods indicated. Since September 30, 1997, there has not been any material adverse change in the business, financial condition, operations, results of operations, assets, employee relations, customer or supplier relations or future prospects of the Company, except continuing operating losses, depletion of cash resources and changes in the ordinary course of business.

      SECTION 2.7 No Violation. Neither the execution and delivery by the Company of this Agreement and the Warrants, nor the consummation of the transactions contemplated hereby or thereby, will violate any constitution, statute, rule, injunction, judgment, order, decree, ruling, charge or other restriction of any government, governmental agency, or court known to the Company to which the Company is subject, or any provision of its Certificate of Incorporation or By-Laws.

      SECTION 2.8 Title to Assets. The Company has such title to its property and such rights and franchises as are necessary to operate the Company in the manner contemplated by this Agreement.


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

      SECTION 2.9 Securities Laws. All notices, filings, registrations, or qualifications under state securities or "blue sky" laws, which are required in connection with the offer, issue, and delivery of the Shares and Warrants pursuant to this Agreement, and the issuance of the Warrant Shares upon exercise of the Warrants, if any, have been, or will be, completed by the Company.

                       ARTICLE III -- REPRESENTATIONS AND
                           WARRANTIES OF THE INVESTORS

      Each Investor severally and not jointly hereby acknowledges, represents, warrants, and agrees as follows:

      SECTION 3.1 Authority of Investor; Validity of this Agreement. The Investor has all requisite power and authority to enter into this Agreement and perform its obligations hereunder. The execution, delivery, and performance by the Investor of this Agreement, and the purchase of the Shares and the Warrants have been duly authorized and approved by all necessary corporate action. This Agreement has been duly executed and delivered and constitutes a valid and binding obligation of the Investor, enforceable in accordance with its terms, subject to laws of general application from time to time in effect affecting creditors' rights, and the exercise of judicial discretion in accordance with general equitable principles. The execution, delivery, and performance of this Agreement and the purchase of the Shares and Warrants will not conflict with, or result in, a material breach of any of the terms of, or constitute a material default under, any charter, by-law, agreement, instrument, covenant, or other restriction to which the Investor is a party or by which it or any of its properties or assets is bound.

      SECTION 3.2 Investment Representations. Each Investor severally and not jointly hereby acknowledges, represents, warrants, and agrees as follows:

      The Investor has reviewed the SEC Reports and the financial statements contained therein. The Investor acknowledges that the Company has made available to the Investor all documents and information that it has requested relating to the Company and has provided answers to all of its questions concerning the Company, the Shares and the Warrants.

      The Investor is an "accredited investor," as defined in Rule 501(a)(3) of the Securities Act.

      The Investor understands that the offering of the Shares, the Warrants and the Warrant Shares have not been registered under the Securities Act or the securities laws of any state or other jurisdiction and that the Shares, the Warrants and, upon exercise of the Warrants, the Warrant Shares must be held indefinitely unless an exemption from registration is available. The Investor understands that the offering and the sale of the Shares, the Warrants and the Warrant Shares is intended to be exempt from registration under the Securities Act, by virtue of Section 3(b), Section 4(2), and/or Section 4(6) of the Securities Act and the provisions of Regulation D promulgated thereunder, based, in part, upon the representations, warranties, and agreements of the Investor contained in this Agreement, and the Company may rely on such representations, warranties, and agreements in connection therewith. The Investor will not transfer the Shares, Warrants or Warrant Shares in violation of the provisions of any applicable Federal or state securities statute.

      The Investor is acquiring the Shares and Warrants for investment, and not with a view to the resale or distribution thereof; it has no present intention of selling, negotiating, or otherwise disposing of the Shares or Warrants. The Investor's financial condition and investments are such that it is in a financial position to hold the Shares, Warrants, and Warrant Shares for an indefinite period of time and to bear the economic risk of, and withstand a complete loss of, the Shares, Warrants or Warrant Shares. In addition, by virtue of its expertise, the advice available to it, and its previous investment experience, the Investor has sufficient


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

knowledge and experience in financial and business matters, investments, securities, and private placements and the capability to evaluate the merits and risks of the transactions contemplated by this Agreement.

                           ARTICLE IV -- CONDITIONS TO
                             INVESTORS' OBLIGATIONS

      SECTION 4.1 Conditions to Closing on Closing Date. The obligations of the Investors to purchase and pay for the Shares and Warrants on the Closing Date is subject to the following:

            (a) Representations and Warranties. The representations and warranties of the Company made herein shall be true, correct, and complete on and as of the Closing Date with the same force and effect as if they had been made on and as of the Closing Date.

            (b) Performance. All covenants, agreements, and conditions contained in this Agreement to be performed or complied with by the Company on or prior to the Closing Date shall have been performed or complied with.

            (c) Opinion of Company's Counsel. The Investors shall have received an opinion of Testa, Hurwitz & Thibeault, LLP, counsel for the Company, substantially in the form of Exhibit B hereto.

            (d) Corporate Proceedings, Consents, etc. All corporate and other proceedings to be taken, and all waivers and consents to be obtained, in connection with the transactions contemplated by this Agreement shall have been taken or obtained, and all documents incident thereto shall be reasonably satisfactory in form and substance to the Investors and their counsel, each of whom shall have received all such originals or certified of other copies of such documents as each may reasonably request.

            (e) No Proceeding. No action, suit, investigation or proceeding shall be pending or threatened before any court or governmental agency to restrain, prohibit, collect damages as a result of or otherwise challenge this Agreement or any transaction contemplated hereby or thereby.

            (f) No Law Prohibiting or Restricting such Sale. There shall not be in effect any law, rule or regulation prohibiting or restricting such sale, or requiring any consent or approval of any person which shall not have been obtained to issue the Shares and Warrants (except as otherwise provided in this Agreement).

            (g) Officer's Certificate Delivered by Company. The Company shall have delivered to the Investors a certificate, dated the Closing Date and signed by the Chief Executive Officer or the President of the Company, to the effect that each of the conditions to be satisfied by the Company pursuant to this
Section 4.1 on or before each Closing Date has been duly satisfied.

            (h) No Material Adverse Change. There shall have been no material adverse change in the financial condition of the Company since the date of signing of the Agreement.

            (i) Legal Matters. All material matters of a legal nature which pertain to this Agreement and the transactions contemplated hereby shall have been reasonably approved by counsel to the Investor.

              ARTICLE V -- CONDITIONS TO THE COMPANY'S OBLIGATIONS

      SECTION 5.1 Conditions to Closing. The obligation the Company to issue the Shares and Warrants to the Investors on the Closing Date is subject to the following:


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

            (a) Representations and Warranties. The representations and warranties of the Investors made herein shall be true, correct and complete in all respects on and as of the Closing Date with the same force and effect as if they had been made on and as of the Closing Date.

            (b) No Order Pending. There shall not then be in effect any order enjoining or restraining the transactions contemplated by this Agreement.

            (c) No Law Prohibiting or Restricting such Sale. There shall not be in effect any law, rule or regulation prohibiting or restricting such sale, or requiring any consent or approval of any person which shall not have been obtained to issue the Shares and Warrants (except as otherwise provided in this Agreement).

                    ARTICLE VI -- CERTAIN AGREEMENTS OF THE PARTIES

      SECTION 6.1 Furnishing of Information. As long as an Investor owns at least 75% of the Shares originally purchased by it pursuant to this Agreement, the Company covenants to timely file (or obtain extensions in respect thereof) all reports required to be filed by the Company after the date hereof pursuant to Section 13(a) or 15(d) of the Exchange Act and to promptly furnish such Investor with true and complete copies of all such filings. If the Company is not at the time required to file reports pursuant to such sections, it will prepare and furnish to such Investor annual and quarterly reports comparable to those required by Section 13(a) or 15(d) of the Exchange Act in the time period that such filings would have been required to have been made under the Exchange Act.

      SECTION 6.2 Sale or Transfer of Securities. (a) Each of the Investors agrees that the Warrants may not be transferred or split up by such Investor without the prior written consent of the Company. The Warrants shall bear a legend substantially in the following form:

            THIS WARRANT AND THE SHARES ISSUABLE UPON THE EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES LAWS, AND MAY NOT BE OFFERED, SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF EXCEPT IN ACCORDANCE WITH THE REGISTRATION REQUIREMENTS OF SUCH ACT AND APPLICABLE LAWS OR SOME OTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT AND APPLICABLE LAWS IS AVAILABLE WITH RESPECT THERETO. THIS WARRANT WAS ISSUED PURSUANT TO THAT CERTAIN STOCK AND WARRANT PURCHASE AGREEMENT DATED DECEMBER 31, 1997 AND MAY NOT BE TRANSFERRED, COMBINED, OR SPLIT UP WITHOUT THE PRIOR WRITTEN CONSENT OF THE COMPANY. THE COMPANY WILL DELIVER A COPY OF SUCH AGREEMENT UPON REQUEST.

            (c) The Shares and Warrant Shares shall not be sold or transferred unless either (i) they shall have been registered under the Securities Act, or
(ii) the Company shall have been furnished with an opinion of legal counsel, reasonably satisfactory to the Company, to the effect that such sale or transfer is exempt from the registration requirements of the Securities Act.

            (d) Each certificate representing Shares and Warrant Shares shall bear a legend substantially in the following form:


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

            THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL SUCH SECURITIES ARE REGISTERED UNDER SUCH ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY IS OBTAINED TO THE EFFECT THAT SUCH REGISTRATION IS NOT REQUIRED.

      SECTION 6.3 Registration Procedures and Expenses. The Company shall:

            (a) prepare and file with the SEC a registration statement (the "Share Registration Statement") covering the resale of the Shares by the Investors from time to time on the Nasdaq National Market or on such securities market or system on which the Company's Common Stock shall then be publicly traded, or in privately negotiated transactions, no later than 180 days following the Closing Date.

            (b) use best efforts, within 90 days after the written request (the "Demand Request") of the holders of at least 500,000 Warrant Shares, to prepare and file with the SEC a registration statement (the "Warrant Share Registration Statement") covering the resale by the Investors of the Warrant Shares then outstanding on the Nasdaq National Market or on such securities market or system on which the Company's Common Stock shall then be publicly traded, or in privately negotiated transactions. Within 10 business days of its receipt of the Demand Notice, the Company shall give written notice (the "Company Notice") to all Investors holding Warrants and/or Warrant Shares of its intention to effect the Warrant Share Registration Statement and will include in the Warrant Share Registration Statement all Warrant Shares that are outstanding and with respect to which the Company has received written requests for inclusion therein within 15 days after the receipt of the Company Notice;

            (c) use its best efforts, subject to receipt of necessary information from each Investor, to cause the Share Registration Statement and the Warrant Share Registration Statement (collectively the "Registration Statements" and individually, a "Registration Statement") to become effective as soon as possible after filing thereof;

            (d) prepare and file with the SEC such amendments and supplements to the Registration Statements and the prospectus used in connection therewith as may be necessary to comply with the provisions of the Securities Act (i) in the case of the Share Registration Statement, until the later of such time as all of the Shares have been sold pursuant thereto or, by reason of Rule 144(k) under the Securities Act or any other rule of similar effect, such shares are no longer required to be registered for the unrestricted sale thereof by the Investor; and, (ii) in the case of the Warrant Share Registration Statement, until the later of 90 days after the Warrant Share Registration Statement becomes effective or such time as all of the Warrant Shares registered thereunder have been sold pursuant thereto or, by reason of Rule 144(k) under the Securities Act or any other rule of similar effect, such shares are no longer required to be registered for the unrestricted sale thereof by the Investors;

            (e) furnish to the Investors such number of copies of prospectuses and preliminary prospectuses in conformity with the requirements of the Securities Act and such other documents as the Investors may reasonably request, in order to facilitate the public sale or other disposition of all or any of the Shares and Warrant Shares held by the Investors, provided, however, that


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

                  the obligation of the Company to deliver copies of prospectuses or preliminary prospectuses to the Investors shall be subject to the receipt by the Company of reasonable assurances from the Investors that the Investors will comply with the applicable provisions of the Securities Act and of such other securities or blue sky laws as may be applicable in connection with any use of such prospectuses or preliminary prospectuses;

            (f) file documents required of the Company for normal blue sky clearance in all states, provided, however, that the Company shall not be required to qualify to do business or consent to service of process in any jurisdiction in which it is not now so qualified or has not so consented;

            (g) bear all expenses in connection with the procedures in paragraphs (a) through (c) of this Section 6.3, other than brokerage commissions or placement agent fees and fees and expenses, if any, of counsel or other advisers to the Investors with respect to the registration and resale of the Shares and Warrant Shares; and

            (h) prepare and file additional listing applications for the Shares and Warrant Shares on the Nasdaq National Market or on such securities market or system on which the Company's Common Stock shall then be publicly traded;

provided; that the Company shall not be obligated to prepare or file a Warrant Share Registration Statement or take any of the other actions set forth above with respect to the Warrant Share Registration Statement if, at the time of exercise of the Warrants, by reason of Rule 144(k) under the Securities Act or any other rule of similar effect, the Warrant Shares are no longer required to be registered for the unrestricted sale thereof by the Investors.

The Company understands that each Investor disclaims being an underwriter, but an Investor being deemed an underwriter shall not relieve the Company of any obligations it has hereunder.

      SECTION 6.4 Transfer of Securities After Registration. (a) Each Investor agrees that it will not effect any disposition of the Shares or Warrant Shares that would constitute a sale within the meaning of the Securities Act except as contemplated in the Registration Statements referred to in Section 6.3 or pursuant to an available exemption from registration under the Securities Act and applicable state securities laws.

            (b) Notwithstanding anything to the contrary in this Agreement, if at any time and from time to time after the first date of effectiveness of the Registration Statement the Company notifies the Investors in writing of the existence of a Potential Material Event, the Investors and any other persons who hold shares of Common Stock registered pursuant to Section 6.3 shall not offer or sell any shares of Common Stock, or engage in any other transaction involving or relating to the Common Stock, from the time of the giving of such notice until the earliest to occur of (a) the public disclosure by the Company of the Potential Material Event, (b) receipt of written notice from the Company that such Potential Material Event no longer exists, or (c) the date 20 days after the date of the notice of such Potential Material Event. The Company may exercise its right to notify the Investors of the existence of a Potential Material Event pursuant to this Section 6.4(b) only twice.

            (c) For purposes of this Agreement, "Potential Material Event" shall mean any of the following: (a) the possession by the Company of material information not ripe for disclosure in a registration statement, which shall be evidenced by determinations in good faith by the Board of Directors of the Company that disclosure of such information would be detrimental to the business and affairs of the

Company and that the registration statement would be materially misleading absent the inclusion of such information; or (b) any material engagement or activity by the Company which would, in the good faith determination of the Board of Directors of the Company, be adversely affected by disclosure in a registration statement at such time, which determination shall be accompanied by a good faith determination by the Board of Directors of the Company that the registration statement would be materially misleading absent the inclusion of such information.

      SECTION 6.5 Indemnification. For the purpose of this Section 6.5:

            (a) the term "Selling Shareholder" shall mean any person or entity selling Shares and/or Warrant Shares pursuant to a Registration Statement, and any affiliate thereof;

            (b) the term "Registration Statement" shall include any preliminary prospectus, final prospectus, exhibit, supplement or amendment included in or relating to the Registration Statement; and

            (c) the term "untrue statement" shall mean any untrue statement or alleged untrue statement of a material fact in the Registration Statement, or any omission or alleged omission to state in the Registration Statement a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

            The Company agrees to indemnify and hold harmless each Selling Shareholder from and against any losses, claims, damages or liabilities to which such Selling Shareholder may become subject (under the Securities Act or otherwise) insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of, or are based upon, any untrue statement, or arise out of any failure by the Company to fulfill any undertaking included herein or in the Registration Statement, and the Company promptly will reimburse such Selling Shareholder for any legal or other expenses reasonably incurred in investigating, defending or preparing to defend any such action, proceeding or claim; provided, however, that the Company shall not be liable in any such case to the extent that such loss, claim, damage or liability arises out of, or is based upon, an untrue statement made in reliance upon and in conformity with written information furnished to the Company by or on behalf of such Selling Shareholder specifically for use in preparation of the Registration Statement, or the failure of such Selling Shareholder to comply with the covenants and agreements contained herein; provided further, that the indemnification contained in this Section 6.5 with respect to any prospectus after it has been amended or supplemented, shall not inure to the benefit of any Selling Shareholder (or any person controlling such Selling Shareholder) from whom the person asserting such loss, claim, damage, or liability shall have purchased Shares and/or Warrant Shares, that are the subject thereof if, after copies thereof have been delivered by the Company to such Selling Shareholder, such Selling Shareholder shall have failed to send or give a copy of the prospectus as then amended or supplemented, as the case may be, to such person at or prior to the confirmation of such sale of such Shares or Warrant Shares, as the case may be, to such person, and, if such loss, claim, damage or liability would not have arisen but for the failure of such Selling Shareholder to deliver the same.

            Each Investor agrees to indemnify and hold harmless the Company (and each other person, if any, who controls the Company within the meaning of
Section 15 of the Securities Act, each officer of the Company who signs the Registration Statement and each director of the Company) from and against any losses, claims, damages or liabilities to which the Company (or any such officer, director or controlling person) may become subject (under the Securities Act or otherwise), insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of, or are based upon, any failure of such Investor to comply with its covenants and agreements contained herein, or any untrue statement if such untrue statement was made in reliance upon and in conformity with written information furnished by or on behalf of such Investor specifically for use in preparation of the Registration Statement, and such Investor promptly will reimburse the Company (or such officer, director or controlling person), as the case may be, for any legal or other expenses reasonably incurred in investigating, defending or preparing to defend any such action, proceeding or claim.

            Promptly after receipt by any indemnified person of a notice of a claim or the beginning of any action in respect of which indemnity is to be sought against an indemnifying person pursuant to this Section 6.5, such indemnified person shall notify the indemnifying person in writing of such claim or of the commencement of such action, and, subject to the provisions hereinafter stated, in case any such action shall be brought against an indemnified person and such indemnifying person shall have been notified thereof, such indemnifying person shall be entitled to participate therein, and, to the extent it shall wish, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified person. After notice from the indemnifying person to such indemnified person of its election to assume the defense thereof, such indemnifying person shall not be liable to such indemnified person for any legal expenses subsequently incurred by such indemnified person in connection with the defense thereof. In the event that the indemnifying party shall have assumed the defense of such action, such indemnifying party shall not enter into any compromise or settlement without the indemnified party's prior written consent, which consent shall not be unreasonably withheld, delayed or denied.

      SECTION 6.6 Termination of Conditions and Obligations. The restrictions imposed by Sections 6.2 and 6.4 upon the transferability of the Shares and Warrant Shares shall cease and terminate as to any particular Shares or Warrant Shares when such Shares or Warrant Shares, as the case may be, shall have been effectively registered under the Securities Act and sold or otherwise disposed of in accordance with the intended method of disposition set forth in the Registration Statement or at such time as an opinion of counsel satisfactory to the Company shall have been rendered to the effect that such restrictions are not necessary in order to comply with the Securities Act.

      SECTION 6.7 Information Available. So long as the Registration Statement is effective covering the resale of Shares and Warrant Shares owned by an Investor, the Company will furnish to such Investor upon request:

            (a)   any document filed by the Company with the SEC;

            (b) upon the reasonable request of such Investor, any other information concerning the Company that is generally available to the public; and

            (c) an adequate number of copies of the prospectuses relating to the resale of the Shares and Warrant Shares to supply to any party requiring such prospectuses.

      SECTION 6.8 "Lock-Up" Agreement. If the Company proposes to offer for sale to the public any of its equity securities, and (i) if an Investor is an "affiliate" of the Company or otherwise holds beneficially or of record ten percent (10%) or more of the outstanding equity securities of the Company, (ii) if requested by the Company and an underwriter of shares of Common Stock or other securities of the Company and (iii) if all other "affiliates" and 10% stockholders that purchased securities directly from the Company after the date hereof pursuant to a private placement of securities have signed or are contractually obligated to sign a lock-up agreement (as described below), then such Investor shall not offer, sell, grant any option or right to buy or sell, or otherwise transfer or dispose of in any manner any Common Stock or other securities of the Company held by it during the 90-day period following the effective date of the registration statement of the Company filed under the Securities Act and will sign a "lock-up agreement" to such effect. Such agreement shall be in writing and in form and substance reasonably satisfactory to the Company and such underwriter and pursuant to customary and prevailing terms and conditions. The Company may impose stop-transfer instructions with respect to the securities subject to the foregoing restrictions until the end of such 90-day period.

      SECTION 6.9 Nontransferability. The registration rights granted in this
Article VI may not be assigned or transferred in connection with a sale of Shares, the Warrants or the Warrant Shares, or otherwise.

                   ARTICLE VII -- SURVIVAL AND INDEMNIFICATION

      SECTION 7.1 Survival. Notwithstanding any examination made by or on behalf of any party hereto, the knowledge of any party or the acceptance by any party of any certificate or opinion, each representation, warranty or covenant contained herein shall survive the Closing and shall be fully effective and enforceable for two years after the Closing.

      SECTION 7.2 Indemnification.

            (a) The Company shall indemnify each Investor, its shareholders, officers, directors, employees, agents and representatives against any damages, claims, losses, liabilities and expenses (including reasonable counsel fees and expenses) which may be suffered or incurred by any of them as a result of a breach of any representation, warranty or covenant made by the Company in this Agreement;

            (b) Each Investor agrees to indemnify the Company and its shareholders, officers, directors, employees, agents and representatives against any damages, claims, losses, liabilities and expenses (including reasonable counsel fees and other expenses) which may be suffered or incurred by it as a result of any breach of any representation, warranty, or covenant made by such Investor in this Agreement; and

            (c) In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to this Section, such person (the "indemnified party") shall promptly notify the person against whom such indemnity may be sought (the "indemnifying party") in writing of the occurrence of the facts and circumstances giving rise to such claim. The failure of any person to deliver the notice required by this Section 7.2(c) shall not in any way affect the indemnifying party's indemnification obligations hereunder except and only to the extent tat the indemnifying party is actually prejudiced thereby. In case any such proceeding shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall which, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party and shall pay as incurred the fees and expenses of such counsel related to such proceeding. In any such proceeding, any indemnified party shall have the right to retain its own counsel or pay its own expenses. Notwithstanding the foregoing, the indemnifying party shall pay as incurred the fees and expenses of the counsel retained by the indemnified party in the event (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel or (ii) the named parties to any such proceedings (including any impleaded parties) include both the indemnify party and the indemnified party and representations of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against an loss or liability by reason of such settlement or judgment.

                          ARTICLE VIII -- MISCELLANEOUS

      SECTION 8.1 Notices. All notices, requests, consents and other communications hereunder shall be in writing, shall be addressed to the receiving party's address set forth below or to such other address as a party may designated by notice hereunder, and shall be either (i) delivered by hand,
(ii) made by telex, telecopy or facsimile transmission, (iii) sent by overnight courier, or (iv) sent by registered mail, return receipt requested, postage prepaid.

      If to an Investor:      The address specified on Schedule I.

      With a copy to:         Sidley & Austin
                              875 Third Avenue
                              New York, NY  10022
                              Attention: David Ridl, Esq.
                              Facsimile: 212-906-2021

      If to the Company:      Repligen Corporation
                              117 Fourth Avenue
                              Needham, MA  02194
                              Attention:  Chief Executive Officer
                              Facsimile: 781-453-0048

      With a copy to:         Testa, Hurwitz & Thibeault, LLP
                              125 High Street
                              Boston, MA  02110
                              Attention:  Lawrence S. Wittenberg, Esq.
                              Facsimile: 617-248-7100

All notices, requests, consents and other communications hereunder shall be deemed to have been given together (i) if by hand, at the time of the delivery thereof to the receiving party at the address of such party set forth above;
(ii) if my telex, telecopy or facsimile transmission, one (1) day after the time that receipt thereof has been acknowledged by electronic confirmation or otherwise; (iii) if sent by overnight courier, on the next business day following the day such notice is delivered to the courier service; or (iv) if sent by registered mail, on the 5th business day following the day such mailing is made.

      SECTION 8.2 Entire Agreement. This Agreement, including exhibits, or other documents referred to herein or that specifically indicate that they were delivered to the Investors in connection with this Agreement, embodies the entire agreement and understanding between the parties hereto with respect to the subject matter hereof and supersedes all prior oral or written agreements and understandings relating to the subject matter hereof. No statement, representation, warranty, covenant or agreement of any kind not expressly set forth in this Agreement or in any document that specifically indicates that it was delivered to the Investors in connection with this Agreement shall affect, or be used to interpret, change or restrict, the express terms and provisions of this Agreement.

      SECTION 8.3 Amendments. The terms and provisions of the Agreement may be modified, amended or waived, or consent for the departure therefrom granted, only by written consent of the Company and the Investors holding at least 50% of the Shares then held by all Investors. No such waiver or consent shall be deemed to be an Agreement, whether or not similar. Each such waiver or consent shall be effective only in the specific instance and for the purpose for which it was given, and shall not constitute a continuing waiver or consent.

      SECTION 8.4 Assignment. The rights and obligations under this Agreement may not be assigned by any party hereto without the prior written consent of the Company and Investors holding in the aggregate at least 50% of the Shares then held by all Investors. Neither this Agreement not any or all of the rights and obligations of a party hereunder shall be assigned, delegated, sold, transferred or otherwise disposed of by operation of law or otherwise, to any third person without the prior written consent of Company and Investors holding in the aggregate at least 50% of the Shares then held by all Investors, and any attempted assignment, delegation, sale, transfer, or other deposition, by operation of law or otherwise, of this Agreement or of any rights or obligations hereunder contrary to this Section 8.4 shall be void and without force or effect. Each party shall be responsible for the compliance by its Affiliates with the terms and conditions of this Agreement.

      SECTION 8.5 Benefit. All statements, representations, warranties, covenants and agreements in this Agreement shall be binding on the parties hereto and shall unsure to the benefit of the respecting successors and permitted assigns of each party hereto. Nothing in this Agreement shall be construed to create any rights or obligations except among the parties hereto, and no person or entity shall be regarded as a third-party beneficiary of this Agreement.

      SECTION 8.6 Governing Law. This Agreement and the rights and obligations of the partied hereunder shall be construed in accordance with and governed by the law of the Commonwealth of Massachusetts, without giving effect to the conflict of law principles thereof.

      SECTION 8.7 Severability. In the event that any court of competent jurisdiction shall determine that any provision, or any portion thereof, contained in this Agreement shall be unreasonable or unenforceable in any respect, then such provision shall be deemed limited to the extent that such court deems it reasonable and enforceable, and as so limited shall remain in full force and effect. In the event that such court shall deem any such provision, or portion thereof, wholly unenforceable, the remaining provisions of this Agreement shall nevertheless remain in full force and effect.

      SECTION 8.8 Headings and Captions. The headings and captions of the various subdivisions of this Agreement are for convenience of reference only and shall in on way modify, or affect the meaning or constructions of any of the terms or provisions hereof.

      SECTION 8.9 No Waiver of Rights, Powers and Remedies. No failure or delay by a party hereto in exercising any right, power or remedy under this Agreement, and no course of dealing between the parties hereto, shall operate as a waiver of any such right, power or remedy of the party. No single or partial exercise of any right, power or remedy under this Agreement by a party hereto, nor any abandonment or discontinuance of steps to enforce any such right, power or remedy, shall preclude such party from other or further exercise thereof or the exercise of any other right, power or remedy hereunder. The election of any remedy by a party hereto shall not constitute a waiver of the right of such party to pursue other available remedies. No notice to or demand on a party not expressly required under this Agreement shall entitle the party receiving such notice or demand to any other or further notice or demand in similar or other circumstances or constitute a waiver of the rights of the party giving such notice or demand to any other or further action in any circumstances without such notice or demand.

      SECTION 8.10 Expenses. Except as provided in Section 6.5 or Section 7.2, each of the parties shall pay its own fees and expenses (including the fees of any attorneys, accountants, appraisers or others engaged by such party) in connection with this Agreement and the transactions contemplated hereby wither or not the transactions contemplated hereby are consummated.

      SECTION 8.11 Brokers. Each of the parties hereto represents and warrants to the other that no broker, finder or other financial consultant has acted on its behalf in connection with this Agreement or the transactions contemplated hereby in such a way as to create any liability on the other. Each of the parties hereto agrees to indemnify and save the other harmless from any claim or demand for commission for other compensation by any other broker, finder, financial consultant or similar agent claiming to have been employed by or on behalf of such party and to bear the cost of legal expenses incurred in defending against any such claim.

      SECTION 8.12 Confidentiality. Each Investor acknowledges and agrees that any information or data it has acquired from the Company, which is clearly designated in writing as confidential and is not otherwise properly in the public domain, was received in confidence. Each Investor agrees not to divulge, communicate or disclose, except as may be required by law or for the performance of this Agreement, or use to the detriment of the Company or for the benefit of any other person or persons, or misuse in any way, any confidential information of the Company.

      SECTION 8.13 Counterparts. This Agreement may be executed in one or more counterparts, and by different parties hereto on separate counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

      SECTION 8.14 Further Assistance. In case at any time after the Closing any further action is necessary or desirable to carry out the purposes of this Agreement, the Company and the Investors will take such further action as the other party may reasonably request, all at the sole cost and expense of the requesting party (unless the requesting party is entitled to indemnification under Article VII).



                  [Remainder of page intentionally left blank.]

      IN WITNESS WHEREOF, the undersigned have executed this Stock Purchase Agreement this 31st day of December, 1997.

                                 REPLIGEN CORPORATION


                                 By: /s/ Walter C. Herlihy
                                     ------------------------------
                                     Name: Walter C. Herlihy
                                     Title: Chief Executive Officer


                                 BIOTECHNOLOGY VALUE FUND, L.P.


                                 By: /s/ Mark N. Lampert
                                     ------------------------------
                                     Name: Mark N. Lampert
                                     Title: President of BVF Partners L.P.
                                            Its General Partner


                                 BIOTECHNOLOGY VALUE FUND, LTD.


                                 By: /s/ Mark N. Lampert
                                     ------------------------------
                                     Name: Mark N. Lampert
                                     Title: Director


                                 BIOTECHNOLOGY VENTURE PARTNERS, L.P.


                                 By: /s/ Mark N. Lampert
                                     ------------------------------
                                     Name: Mark N. Lampert
                                     Title: President of BVF Partners L.P.
                                            Its General Partner

                                 INVESTMENT 10, L.L.C.


                                 By: /s/ Paul Meister
                                     ------------------------------
                                     Name: Paul Meister
                                     Title: Vice-President of Grosvenor Capital
                                            Management Inc.
                                            General Partner of Grosvenor Capital
                                            Management, L.P.
                                            General Partner of Grosvenor
                                            Multi-Strategy Fund, L.P
                                            Member of Investment 10 L.L.C.


                                 FOUR PARTNERS


                                 By: /s/ Thomas J. Tisch
                                     ------------------------------
                                     Name: Thomas J. Tisch
                                     Title: Managing Partner